Exhibit 99.1

NASDAQ: ONB

oldnational.com

FOR IMMEDIATE RELEASE

July 25, 2017

Contacts:

Media:

Kathy A. Schoettlin – (812) 465-7269

Executive Vice President – Communications

Financial Community:

Lynell J. Walton – (812) 464-1366

Senior Vice President – Investor Relations

Old National’s 2nd quarter net income increases 8.0% over prior quarter; includes 10% annualized commercial loan growth

2ND QUARTER 2017 HIGHLIGHTS:

•	Earnings of $38.9 million, or $0.28 per share

•	Commercial and commercial real estate loan growth of 10.0% annualized from 1st quarter 2017

•	Tangible book value[1] increase of 3.6% from 1st quarter 2017

[1]	Non-GAAP measure – refer to Table 10 for Non-GAAP reconciliation

Evansville, Ind. (July 25, 2017) – Today Old National Bancorp (the “Company” or “Old National”) (NASDAQ: ONB) reported 2nd quarter 2017 net income of $38.9 million, or $0.28 per diluted share. Included in the current quarter were $0.5 million in pre-tax net branch consolidation charges and a $1.0 million pre-tax charge for a client experience improvement initiative. This current quarter net income represents an increase of 8.0% over the 1st quarter of 2017 net income of $36.0 million. During the 1st quarter, Old National incurred $1.4 million in pre-tax branch consolidation charges related to the 15 banking centers that were consolidated by the Company in January 2017.

“Our strong 2nd quarter results are reflective of our transformation into higher growth markets and executing on our stated initiatives,” said Old National Chairman and CEO Bob Jones. “With strong commercial loan growth and low credit costs, coupled with revenue growth and well-maintained expenses, this was a successful quarter of execution for Old National.”

Committed to our Strategic Imperatives

Old National’s continued steady performance and strong credit and capital positions can be attributed to the Company’s unwavering commitment to the three strategic imperatives that have guided Old National for 12 years:

1. Strengthen the risk profile; 2. Enhance management discipline; and 3. Achieve consistent quality earnings.

Balance Sheet and Net Interest Margin

Old National’s period-end loans, including loans held for sale, at June 30, 2017, totaled $9.259 billion, an increase of $110.4 million, or 4.8% annualized, from the $9.149 billion at March 31, 2017. Importantly, Old National’s portfolio of commercial and commercial real estate loans grew by 10.0%, annualized, from the 1st quarter to the 2nd quarter of 2017.

Total period-end core deposits, including demand and interest-bearing deposits, decreased $142.7 million to $10.561 billion at June 30, 2017, compared to $10.704 billion at March 31, 2017.

Net interest income for the 2nd quarter of 2017 totaled $104.3 million compared to $105.8 million in the 1st quarter of 2017, and $99.3 million in the 2nd quarter of 2016. On a fully taxable equivalent basis, net interest income was $110.0 million for the 2nd quarter of 2017 and represented a net interest margin on total average earning assets of 3.42%. These results compare to net interest income on a fully taxable equivalent basis of $111.5 million and a margin of 3.50% in the 1st quarter of 2017. In the 2nd quarter of 2016, Old National reported net interest income on a fully taxable equivalent basis of $104.6 million and a margin of 3.57%. Refer to Table 3 for Non-GAAP taxable equivalent reconciliations.

In the 2nd quarter of 2017, Old National recorded $9.7 million in accretion income as part of net interest income, which represents 30 basis points of the Company’s net interest margin. Accretion income is related to purchase accounting discounts from the Company’s various acquisitions. Total accretion income in the 1st quarter of 2017 and the 2nd quarter of 2016 reported by Old National was $12.6 million, or 40 basis points of the net interest margin, and $14.2 million, or 49 basis points of the net interest margin, respectively.

Noninterest Income

Total noninterest income for the 2nd quarter of 2017 amounted to $49.3 million and compares to $42.9 million reported in the 1st quarter of 2017 and $93.4 million in the 2nd quarter of 2016. The current quarter included $1.6 million of recoveries on loans originated by AnchorBank, fsb that had been fully charged-off prior to the acquisition; the 1st quarter of 2017 included $1.5 million of such recoveries. During the 2nd quarter of 2016, Old National recognized a $41.9 million pre-tax gain on the sale of its insurance subsidiary. The 2nd quarter of 2016 also included $7.1 million in insurance income, compared to essentially none in both the 1st quarter of 2017 and the 2nd quarter of 2017.

Noninterest Expenses

Noninterest expenses for Old National totaled $102.8 million for the 2nd quarter of 2017. The current quarter included $1.7 million in pre-tax charges: $0.7 million related to branch consolidations and $1.0 million related to a client-experience improvement initiative currently in process at the Company. Noninterest expenses for the 1st quarter of 2017 totaled $101.9 million and included $1.4 million in pre-tax charges related to branch consolidations. In the 2nd quarter of 2016, noninterest expenses totaled $121.5 million and included the following pre-tax charges: $7.2 million for merger and integration, $4.9 million for the Old National Bank Foundation and community support and $1.1 million for branch consolidations. Old National currently operates 188 branches throughout its franchise.

Capital

Old National’s capital position at June 30, 2017, remained well above regulatory guideline minimums with regulatory tier 1 and total risk-based capital ratios of 11.8% and 12.3%, respectively, compared to 11.7% and 12.2% at March 31, 2017, and 11.8% and 12.4% at June 30, 2016. Old National did not repurchase any stock in the open market during the 2nd quarter of 2017.

The following table presents Old National’s risk-based and leverage ratios compared to industry requirements:

Table 1	Fully Phased-In Regulatory Guidelines Minimum	Consolidated ONB at June 30, 2017
Tier 1 Risk-Based Capital Ratio	> 8.5%	11.8%
Total Risk-Based Capital Ratio	> 10.5%	12.3%
Common Equity Tier 1 Capital Ratio	> 7.0%	11.5%
Tier 1 Leverage Capital Ratio	> 4.0%	8.7%

Old National’s ratio of tangible common equity to tangible assets was 8.41% at June 30, 2017, compared to 8.16% at March 31, 2017, and 8.10% at June 30, 2016. Refer to Table 10 for Non-GAAP reconciliations.

Credit

Old National recorded a provision expense of $1.4 million and had net charge-offs of $0.2 million in the 2nd quarter of 2017. These results compare to $0.3 million in provision expense and net charge-offs of $0.3 million, and provision expense of $1.3 million and net charge-offs of $0.2 million, in the 1st quarter of 2017 and the 2nd quarter of 2016, respectively. Net charge-offs for the 2nd quarter of 2017 were 0.01% of average total loans on an annualized basis, compared to net charge-offs of 0.01% of average total loans in both the 1st quarter of 2017 and the 2nd quarter of 2016, respectively.

Delinquencies remained low as Old National reported 30+ day delinquent loans of 0.32% in the 2nd quarter of 2017 compared to 0.32% in the 1st quarter of 2017. Old National’s 90+ day delinquent loans for the 2nd quarter of 2017 were near zero compared to 0.01% for the 2nd quarter of 2016.

At June 30, 2017, Old National’s allowance for loan losses was $51.0 million, or 0.55% of total loans, compared to an allowance of $49.8 million, or 0.55% of total loans at March 31, 2017, and $51.8 million, or 0.59% of total loans, at June 30, 2016. The coverage ratio (allowance to non-performing loans) stood at 37% at June 30, 2017, compared to 38% at March 31, 2017, and 30% at June 30, 2016.

In accordance with current accounting practices, the loans acquired from recent acquisitions were recorded at fair value with no allowance recorded at the acquisition date. As of June 30, 2017, the remaining discount on these acquired loans was $107.6 million.

The following table presents certain credit quality metrics related to Old National’s loan portfolio:

Table 2 ($ in millions)	2Q17	1Q17	2Q16
Non-Performing Loans (NPLs)	$139.6	$130.3	$174.2
Problem Loans (Including NPLs)	238.0	219.9	250.2
Special Mention Loans	99.5	95.9	106.9
Net Charge-Off (Recoveries) Ratio	0.01%	0.01%	0.01%
Provision for Loan Losses	$1.4	$0.3	$1.3
Allowance for Loan Losses	51.0	49.8	51.8
Remaining Loan Discount on Acquired Loans	107.6	117.1	159.4

About Old National

Old National Bancorp (NASDAQ: ONB), the holding company of Old National Bank, is the largest financial services holding company headquartered in Indiana. With $15.0 billion in assets, it ranks among the top 100 banking companies in the U.S. and has been recognized as a World’s Most Ethical Company by the Ethisphere Institute for six consecutive years. Since its founding in Evansville in 1834, Old National Bank has focused on community banking by building long-term, highly valued partnerships with clients. Today, Old National’s footprint includes Indiana, Kentucky, Michigan and Wisconsin. In addition to providing extensive services in retail and commercial banking, Old National offers comprehensive wealth management, investments and brokerage services. For more information and financial data, please visit Investor Relations at oldnational.com.

Conference Call

Old National will hold a conference call at 10:00 a.m. Central Time on Tuesday, July 25, 2017, to discuss 2nd quarter 2017 financial results, strategic developments, and the Company’s financial outlook. The live audio web cast of the call, along with the corresponding presentation slides, will be available on the Company’s Investor Relations web page at oldnational.com and will be archived there for 12 months. A replay of the call will also be available from 1:00 p.m. Central Time on July 25 through August 8. To access the replay, dial 1-855-859-2056, Conference ID Code 49543317.

Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Old National’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

Table 3 – Non-GAAP Reconciliations-Fully Taxable Equivalent Net Interest Margin

($ in millions)	2Q17	1Q17	2Q16
Net Interest Income	$104.3	$105.8	$99.3
Taxable Equivalent Adjustment	5.7	5.7	5.3
Net Interest Income – Taxable Equivalent	$110.0	$111.5	$104.6
Average Earning Assets	$12,844.5	$12,742.9	$11,726.4
Net Interest Margin	3.42%	3.50%	3.57%

Forward-Looking Statement

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the recently completed mergers might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this press release and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this press release, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this press release.

TABLE 4	Financial Highlights (unaudited)

($ and shares in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2017	2017	2016	2017	2016
Income Statement
Net interest income	$104,333	$105,801	$99,340	$210,134	$184,983
Provision for loan losses	1,355	347	1,319	1,702	1,410
Noninterest income	49,271	42,920	93,385	92,191	142,836
Noninterest expense	102,811	101,891	121,472	204,702	219,827
Net income	38,854	35,992	39,122	74,846	66,099
Per Common Share Data (Diluted)
Net income available to common shareholders	$0.28	$0.27	$0.31	$0.55	$0.55
Average diluted shares outstanding	135,697	135,431	127,973	135,641	121,273
Book value	13.92	13.63	13.42	13.92	13.42
Stock price	17.25	17.35	12.53	17.25	12.53
Dividend payout ratio	46%	48%	42%	47%	47%
Tangible common book value (1)	8.85	8.54	8.23	8.85	8.23
Performance Ratios
Return on average assets	1.05%	0.98%	1.16%	1.01%	1.04%
Return on average common equity	8.33%	7.89%	9.22%	8.11%	8.26%
Net interest margin (FTE)	3.42%	3.50%	3.57%	3.46%	3.54%
Efficiency ratio (2)	64.05%	64.66%	60.22%	64.35%	63.76%
Net charge-offs (recoveries) to average loans	0.01%	0.01%	0.01%	0.01%	0.05%
Allowance for loan losses to ending loans	0.55%	0.55%	0.59%	0.55%	0.59%
Non-performing loans to ending loans	1.51%	1.43%	1.97%	1.51%	1.97%
Balance Sheet
Total loans	$9,232,040	$9,131,773	$8,830,158	$9,232,040	$8,830,158
Total assets	14,957,281	14,869,645	14,420,262	14,957,281	14,420,262
Total deposits	10,683,714	10,821,352	10,451,602	10,683,714	10,451,602
Total borrowed funds	2,259,918	2,066,617	1,935,555	2,259,918	1,935,555
Total shareholders’ equity	1,886,594	1,846,359	1,811,117	1,886,594	1,811,117
Capital Ratios (1)
Risk-based capital ratios (EOP):
Tier 1 common equity	11.5%	11.4%	11.6%	11.5%	11.6%
Tier 1	11.8%	11.7%	11.8%	11.8%	11.8%
Total	12.3%	12.2%	12.4%	12.3%	12.4%
Leverage ratio (to average assets)	8.7%	8.5%	8.9%	8.7%	9.5%
Total equity to assets (averages)	12.56%	12.36%	12.56%	12.46%	12.59%
Tangible common equity to tangible assets	8.41%	8.16%	8.10%	8.41%	8.10%
Nonfinancial Data
Full-time equivalent employees	2,652	2,659	2,919	2,652	2,919
Number of branches	188	188	206	188	206

(1)	See non-GAAP measures on Table 10.
(2)	Efficiency ratio is defined as noninterest expense before amortization of intangibles as a percent of FTE net interest income and noninterest revenues, excluding net gains from securities transactions. This presentation excludes intangible amortization and net securities gains, as is common in other company releases, and better aligns with true operating performance.

FTE - Fully taxable equivalent basis                 EOP - End of period actual balances

TABLE 5	Income Statement (unaudited)

($ and shares in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2017	2017	2016	2017	2016
Interest income	$118,209	$118,468	$110,243	$236,677	$205,572
Less: interest expense	13,876	12,667	10,903	26,543	20,589

Net interest income	104,333	105,801	99,340	210,134	184,983
Provision for loan losses	1,355	347	1,319	1,702	1,410

Net interest income after provision for loan losses	102,978	105,454	98,021	208,432	183,573
Wealth management fees	9,679	8,999	9,355	18,678	17,476
Service charges on deposit accounts	10,040	9,843	10,437	19,883	20,076
Debit card and ATM fees	4,436	4,236	4,471	8,672	8,256
Mortgage banking revenue	5,186	4,226	5,203	9,412	8,123
Insurance premiums and commissions	160	107	7,122	267	20,243
Investment product fees	5,004	4,989	4,724	9,993	8,629
Capital markets income	2,747	1,031	794	3,778	1,413
Company-owned life insurance	2,117	2,149	2,080	4,266	4,118
Change in Indemnification Asset	—	—	888	—	233
Other income	6,776	5,794	4,621	12,570	9,426
Net gain on sale of ONB Insurance Group, Inc.	—	—	41,864	—	41,864
Gains (losses) on sales of securities	3,075	1,500	1,856	4,575	2,962
Gains (losses) on derivatives	51	46	(30)	97	17

Total noninterest income	49,271	42,920	93,385	92,191	142,836
Salaries and employee benefits	57,606	56,564	62,715	114,170	119,687
Occupancy	10,539	12,134	13,568	22,673	26,412
Equipment	3,350	3,227	3,316	6,577	6,209
Marketing	3,673	3,050	5,111	6,723	7,597
Data processing	8,226	7,608	8,676	15,834	15,799
Communication	2,288	2,414	2,535	4,702	4,399
Professional fees	4,077	2,651	5,181	6,728	8,549
Loan expenses	1,693	1,631	2,123	3,324	3,456
Supplies	594	579	598	1,173	1,181
FDIC assessment	2,130	2,487	2,030	4,617	3,949
Other real estate owned expense	1,009	1,115	2,099	2,124	2,523
Intangible amortization	2,781	3,020	3,365	5,801	6,012
Other expense	4,845	5,411	10,155	10,256	14,054

Total noninterest expense	102,811	101,891	121,472	204,702	219,827
Income before income taxes	49,438	46,483	69,934	95,921	106,582
Income tax expense	10,584	10,491	30,812	21,075	40,483

Net income	$38,854	$35,992	$39,122	$74,846	$66,099

Diluted Earnings Per Share
Net income	$0.28	$0.27	$0.31	$0.55	$0.55
Average Common Shares Outstanding
Basic	135,085	134,912	127,508	134,999	120,753
Diluted	135,697	135,431	127,973	135,641	121,273
Common shares outstanding at end of period	135,516	135,435	135,005	135,516	135,005

TABLE 6	Balance Sheet (unaudited)

($ in thousands)

	June 30,	March 31,	June 30,
	2017	2017	2016
Assets
Federal Reserve Bank account	$22,117	$24,460	$56,433
Money market investments	9,815	7,601	5,514
Investments:
Treasury and government sponsored agencies	586,258	595,172	694,264
Mortgage-backed securities	1,470,687	1,484,561	1,349,805
States and political subdivisions	1,118,437	1,144,412	1,128,700
Other securities	449,045	446,830	437,669

Total investments	3,624,427	3,670,975	3,610,438

Loans held for sale	27,425	17,373	44,422
Loans:
Commercial	2,001,621	1,910,536	1,893,700
Commercial and agriculture real estate	3,259,998	3,222,865	2,943,525
Consumer:
Home equity	472,198	464,911	473,550
Other consumer loans	1,398,849	1,421,199	1,419,613

Subtotal of commercial and consumer loans	7,132,666	7,019,511	6,730,388
Residential real estate	2,099,374	2,112,262	2,099,770

Total loans	9,232,040	9,131,773	8,830,158

Total earning assets	12,915,824	12,852,182	12,546,965

Allowance for loan losses	(50,986)	(49,834)	(51,804)
Non-earning Assets:
Cash and due from banks	230,809	184,974	205,973
Premises and equipment	413,933	420,866	231,656
Goodwill and intangible assets	686,894	689,675	699,760
Company-owned life insurance	354,875	353,786	350,193
Net deferred tax assets	146,780	165,376	179,448
Loan servicing rights	25,023	25,446	25,756
Other real estate owned	11,071	12,547	24,254
Other assets	223,058	214,627	208,061

Total non-earning assets	2,092,443	2,067,297	1,925,101

Total assets	$14,957,281	$14,869,645	$14,420,262

Liabilities and Equity
Noninterest-bearing demand deposits	$3,011,156	$3,024,111	$2,883,917
NOW accounts	2,639,813	2,635,317	2,456,963
Savings accounts	2,924,689	2,997,919	2,616,365
Money market accounts	672,391	697,287	1,015,336
Other time deposits	1,313,199	1,349,303	1,300,611

Total core deposits	10,561,248	10,703,937	10,273,192
Brokered CD’s	122,466	117,415	178,410

Total deposits	10,683,714	10,821,352	10,451,602
Federal funds purchased and interbank borrowings	227,029	61,016	263,536
Securities sold under agreements to repurchase	298,094	345,550	354,123
Federal Home Loan Bank advances	1,515,628	1,441,030	1,099,240
Other borrowings	219,167	219,021	218,656

Total borrowed funds	2,259,918	2,066,617	1,935,555
Accrued expenses and other liabilities	127,055	135,317	221,988

Total liabilities	13,070,687	13,023,286	12,609,145
Common stock, surplus, and retained earnings	1,917,714	1,894,924	1,834,734
Other comprehensive income	(31,120)	(48,565)	(23,617)

Total shareholders’ equity	1,886,594	1,846,359	1,811,117

Total liabilities and shareholders’ equity	$14,957,281	$14,869,645	$14,420,262

TABLE 7	Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2017			March 31, 2017			June 30, 2016
	Average	Income (1)/	Yield/	Average	Income (1)/	Yield/	Average	Income (1)/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets:
Fed Funds sold, resell agr, Fed Reserve Bank account, and money market	$27,222	$55	0.80%	$27,482	$31	0.46%	$23,604	$21	0.36%
Investments:
Treasury and gov’t sponsored agencies	575,940	2,798	1.94%	540,422	2,780	2.06%	738,642	3,586	1.94%
Mortgage-backed securities	1,485,582	7,590	2.04%	1,511,388	7,818	2.07%	1,209,231	5,562	1.84%
States and political subdivisions	1,122,769	13,375	4.76%	1,133,373	13,607	4.80%	1,117,367	13,207	4.73%
Other securities	446,521	2,866	2.57%	445,235	2,828	2.54%	434,089	2,119	1.95%

Total investments	3,630,812	26,629	2.93%	3,630,418	27,033	2.98%	3,499,329	24,474	2.80%

Loans: (2)
Commercial	1,938,751	19,352	3.95%	1,887,929	19,088	4.04%	1,825,627	17,709	3.84%
Commercial and agriculture real estate	3,240,318	39,830	4.86%	3,171,005	40,324	5.09%	2,589,342	35,273	5.39%
Consumer:
Home equity	474,308	4,837	4.09%	476,353	4,659	3.97%	454,581	6,586	5.83%
Other consumer loans	1,405,226	11,881	3.39%	1,408,100	11,767	3.39%	1,344,288	11,438	3.42%

Subtotal commercial and consumer loans	7,058,603	75,900	4.31%	6,943,387	75,838	4.43%	6,213,838	71,006	4.60%
Residential real estate loans	2,127,867	21,268	4.00%	2,141,571	21,254	3.97%	1,989,612	20,009	4.03%

Total loans	9,186,470	97,168	4.21%	9,084,958	97,092	4.29%	8,203,450	91,015	4.42%

Total earning assets	$12,844,504	$123,852	3.84%	$12,742,858	$124,156	3.91%	$11,726,383	$115,510	3.93%

Less: Allowance for loan losses	(50,937)			(50,710)			(51,269)
Non-earning Assets:
Cash and due from banks	$200,209			$195,620			$187,974
Other assets	1,860,676			1,877,849			1,655,720

Total assets	$14,854,452			$14,765,617			$13,518,808

Interest-Bearing Liabilities:
NOW accounts	$2,643,123	$511	0.08%	$2,585,814	$456	0.07%	$2,416,761	$405	0.07%
Savings accounts	2,944,314	1,209	0.16%	2,969,866	1,157	0.16%	2,492,202	843	0.14%
Money market accounts	684,911	146	0.09%	706,990	149	0.09%	861,791	282	0.13%
Other time deposits	1,330,026	2,536	0.76%	1,332,912	2,368	0.72%	1,175,435	2,367	0.81%

Total interest-bearing deposits	7,602,374	4,402	0.23%	7,595,582	4,130	0.22%	6,946,189	3,897	0.23%
Brokered CD’s	111,972	322	1.15%	107,519	253	0.95%	174,338	357	0.82%

Total interest-bearing deposits and CD’s	7,714,346	4,724	0.25%	7,703,101	4,383	0.23%	7,120,527	4,254	0.24%

Federal funds purchased and interbank borrowings	166,690	422	1.02%	189,070	356	0.76%	183,115	217	0.48%
Securities sold under agreements to repurchase	329,182	334	0.41%	331,400	256	0.31%	378,838	391	0.42%
Federal Home Loan Bank advances	1,443,453	6,017	1.67%	1,429,977	5,312	1.51%	983,174	3,610	1.48%
Other borrowings	219,085	2,379	4.34%	218,965	2,360	4.31%	235,022	2,431	4.14%

Total borrowed funds	2,158,410	9,152	1.70%	2,169,412	8,284	1.55%	1,780,149	6,649	1.50%

Total interest-bearing liabilities	$9,872,756	$13,876	0.56%	$9,872,513	$12,667	0.52%	$8,900,676	$10,903	0.49%

Noninterest-Bearing Liabilities
Demand deposits	$2,988,147			$2,917,053			$2,725,417
Other liabilities	128,231			150,392			195,091
Shareholders’ equity	1,865,318			1,825,659			1,697,624

Total liabilities and shareholders’ equity	$14,854,452			$14,765,617			$13,518,808

Net interest rate spread			3.28%			3.39%			3.44%
Net interest margin (FTE)			3.42%			3.50%			3.57%
FTE adjustment		$5,643			$5,688			$5,267

(1)	Interest income is reflected on a fully taxable equivalent basis (FTE).
(2)	Includes loans held for sale.

TABLE 8	Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Six Months Ended			Six Months Ended
	June 30, 2017			June 30, 2016
	Average	Income (1)/	Yield/	Average	Income (1)/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets:
Fed Funds sold, resell agr, Fed Reserve Bank account, and money market	$27,352	$86	0.63%	$34,051	$70	0.41%
Investments:
Treasury and gov’t sponsored agencies	558,279	5,579	2.00%	734,511	7,063	1.92%
Mortgage-backed securities	1,498,414	15,408	2.06%	1,129,876	10,639	1.88%
States and political subdivisions	1,128,042	26,981	4.78%	1,110,417	26,216	4.72%
Other securities	445,881	5,694	2.55%	431,206	4,956	2.30%

Total investments	3,630,616	53,662	2.96%	3,406,010	48,874	2.87%

Loans: (2)
Commercial	1,913,480	38,440	4.00%	1,803,669	34,871	3.82%
Commercial and agriculture real estate	3,205,853	80,154	4.97%	2,243,147	63,311	5.58%
Consumer:
Home equity	475,325	9,496	4.03%	434,189	10,865	5.03%
Other consumer loans	1,406,655	23,648	3.39%	1,277,640	21,118	3.32%

Subtotal commercial and consumer loans	7,001,313	151,738	4.37%	5,758,645	130,165	4.55%
Residential real estate loans	2,134,681	42,522	3.98%	1,830,000	36,930	4.05%

Total loans	9,135,994	194,260	4.25%	7,588,645	167,095	4.39%

Total earning assets	$12,793,962	$248,008	3.87%	$11,028,706	$216,039	3.91%

Less: Allowance for loan losses	(50,824)			(51,673)
Non-earning Assets:
Cash and due from banks	$197,927			$177,162
Other assets	1,869,215			1,557,129

Total assets	$14,810,280			$12,711,324

Interest-bearing Liabilities:
NOW accounts	$2,614,627	$967	0.07%	$2,265,779	$643	0.06%
Savings accounts	2,957,020	2,367	0.16%	2,358,177	1,623	0.14%
Money market accounts	695,890	295	0.09%	707,133	372	0.11%
Other time deposits	1,331,460	4,903	0.74%	1,044,391	4,481	0.86%

Total interest-bearing deposits	7,598,997	8,532	0.23%	6,375,480	7,119	0.22%
Brokered CD’s	109,758	575	1.06%	150,812	628	0.84%

Total interest-bearing deposits and CD’s	7,708,755	9,107	0.24%	6,526,292	7,747	0.24%

Federal funds purchased and interbank borrowings	177,818	778	0.88%	146,747	340	0.47%
Securities sold under agreements to repurchase	330,285	590	0.36%	382,441	764	0.40%
Federal Home Loan Bank advances	1,436,752	11,329	1.59%	1,044,933	7,027	1.35%
Other borrowings	219,025	4,739	4.33%	226,671	4,711	4.16%

Total borrowed funds	2,163,880	17,436	1.62%	1,800,792	12,842	1.43%

Total interest-bearing liabilities	$9,872,635	$26,543	0.54%	$8,327,084	$20,589	0.50%

Noninterest-Bearing Liabilities
Demand deposits	2,952,797			2,599,253
Other liabilities	139,250			184,694
Shareholders’ equity	1,845,598			1,600,293

Total liabilities and shareholders’ equity	$14,810,280			$12,711,324

Net interest rate spread			3.33%			3.41%
Net interest margin (FTE)			3.46%			3.54%
FTE adjustment		$11,331			$10,467

(1)	Interest income is reflected on a fully taxable equivalent basis (FTE).
(2)	Includes loans held for sale.

TABLE 9	Asset Quality (EOP) (unaudited)
($ in thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2017	2017	2016	2017	2016
Beginning allowance for loan losses	$49,834	$49,808	$50,700	$49,808	$52,233
Provision for loan losses	1,355	347	1,319	1,702	1,410
Gross charge-offs	(3,380)	(3,239)	(2,677)	(6,619)	(6,619)
Gross recoveries	3,177	2,918	2,462	6,095	4,780

Net (charge-offs) recoveries	(203)	(321)	(215)	(524)	(1,839)

Ending allowance for loan losses	$50,986	$49,834	$51,804	$50,986	$51,804

Net charge-offs (recoveries) / average loans (1)	0.01%	0.01%	0.01%	0.01%	0.05%
Average loans outstanding (1)	$9,180,987	$9,078,672	$8,191,544	$9,130,112	$7,581,061
EOP loans outstanding (1)	$9,232,040	$9,131,773	$8,830,158	$9,232,040	$8,830,158
Allowance for loan losses / EOP loans (1)	0.55%	0.55%	0.59%	0.55%	0.59%
Underperforming Assets:
Loans 90 Days and over (still accruing)	$201	$381	$670	$201	$670
Non-performing loans:
Nonaccrual loans (2)	125,519	115,377	160,340	125,519	160,340
Renegotiated loans	14,123	14,969	13,904	14,123	13,904

Total non-performing loans	139,642	130,346	174,244	139,642	174,244

Foreclosed properties	11,071	12,547	24,254	11,071	24,254

Total underperforming assets	$150,914	$143,274	$199,168	$150,914	$199,168

Classified loans - “problem loans”	$237,997	$219,929	$250,214	$237,997	$250,214
Other classified assets	7,449	7,306	6,392	7,449	6,392
Criticized loans - “special mention loans”	99,502	95,881	106,886	99,502	106,886

Total classified and criticized assets	$344,948	$323,116	$363,492	$344,948	$363,492

Non-performing loans / EOP loans (1)	1.51%	1.43%	1.97%	1.51%	1.97%
Allowance to non-performing loans (3)	37%	38%	30%	37%	30%
Under-performing assets / EOP loans (1)	1.63%	1.57%	2.26%	1.63%	2.26%
EOP total assets	$14,957,281	$14,869,645	$14,420,262	$14,957,281	$14,420,262
Under-performing assets / EOP assets	1.01%	0.96%	1.38%	1.01%	1.38%

EOP - End of period actual balances

(1)	Excludes loans held for sale.
(2)	Includes renegotiated loans totaling $46.2 million at June 30, 2017, $34.2 million at March 31, 2017 and $38.1 million at June 30, 2016.
(3)	Includes acquired loans that were recorded at fair value in accordance with ASC 805 at the date of acquisition. As such, the credit risk was incorporated in the fair value recorded and no allowance for loan losses was recorded on the acquisition date.

TABLE 10	Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2017	2017	2016	2017	2016
Actual End of Period Balances
GAAP shareholders’ equity	$1,886,594	$1,846,359	$1,811,117	$1,886,594	$1,811,117
Deduct:
Goodwill	655,018	655,018	655,523	655,018	655,523
Intangibles	31,876	34,657	44,237	31,876	44,237

	686,894	689,675	699,760	686,894	699,760

Tangible shareholders’ equity	$1,199,700	$1,156,684	$1,111,357	$1,199,700	$1,111,357

Average Balances
GAAP shareholders’ equity	$1,865,318	$1,825,659	$1,697,624	$1,845,598	$1,600,293
Deduct:
Goodwill	655,018	655,018	646,131	655,018	615,383
Intangibles	33,189	36,097	45,710	34,635	39,747

	688,207	691,115	691,841	689,653	655,130

Average tangible shareholders’ equity	$1,177,111	$1,134,544	$1,005,783	$1,155,945	$945,163

Actual End of Period Balances
GAAP assets	$14,957,281	$14,869,645	$14,420,262	$14,957,281	$14,420,262
Add:
Trust overdrafts	31	86	337	31	337
Deduct:
Goodwill	655,018	655,018	655,523	655,018	655,523
Intangibles	31,876	34,657	44,237	31,876	44,237

	686,894	689,675	699,760	686,894	699,760

Tangible assets	$14,270,418	$14,180,056	$13,720,839	$14,270,418	$13,720,839

Risk-weighted assets	$10,367,804	$10,171,517	$9,624,966	$10,367,804	$9,624,966

GAAP net income	$38,854	$35,992	$39,122	$74,846	$66,099
Add:
Intangible amortization (net of tax)	1,807	1,963	2,188	3,770	3,908

Tangible net income	$40,661	$37,955	$41,310	$78,616	$70,007

Tangible Ratios
Return on tangible common equity	13.56%	13.13%	14.87%	13.11%	12.60%
Return on average tangible common equity	13.82%	13.38%	16.43%	13.60%	14.81%
Return on tangible assets	1.14%	1.07%	1.20%	1.10%	1.02%
Tangible common equity to tangible assets	8.41%	8.16%	8.10%	8.41%	8.10%
Tangible common equity to risk-weighted assets	11.57%	11.37%	11.55%	11.57%	11.55%
Tangible common book value (1)	8.85	8.54	8.23	8.85	8.23

Tangible common equity presentation includes other comprehensive income as is common in other company releases.
(1) Tangible common shareholders’ equity divided by common shares issued and outstanding at period-end.

Tier 1 capital	$1,222,250	$1,191,735	$1,134,978	$1,222,250	$1,134,978
Deduct:
Trust Preferred Securities	45,000	45,000	45,000	45,000	45,000
Additional Tier 1 capital deductions	(14,977)	(16,100)	(30,760)	(14,977)	(30,760)

	30,023	28,900	14,240	30,023	14,240

Tier 1 common equity	$1,192,227	$1,162,835	$1,120,738	$1,192,227	$1,120,738

Risk-weighted assets	10,367,804	10,171,517	9,624,966	10,367,804	9,624,966
Tier 1 common equity to risk-weighted assets	11.50%	11.43%	11.64%	11.50%	11.64%